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DEAR SHAREHOLDERS:

We are pleased to provide this report for INA Investment Securities, Inc. (the "Company"), covering the quarter ended September 30, 1998.

MARKET ACTIVITY

World events continued to dominate the financial markets in the third quarter, as an unprecedented "flight to quality" made U.S. Treasuries one of the few safe havens. Continued deterioration in Pacific Rim countries spilled over into Russia, which experienced massive currency devaluation and debt default in August. Emerging market spreads reached new widths, and risk aversion overtook domestic markets. The much-publicized hedge fund deleveraging -- in essence, a global margin call -- also exerted pressure on many market makers' ability and/or willingness to provide liquidity. Emerging market fixed income and equities, domestic equities and domestic high yield all reported negative total returns for the quarter. Within investment-grade fixed income categories, all spread sectors -- even Agencies -- meaningfully underperformed U.S. Treasuries. Investment-grade corporate bonds experienced the weakest relative performance, followed by mortgage-backed securities and asset-backed securities. The performance divergence between higher-rated and lower-rated credits became even more pronounced than in the prior quarter, further evidence of the growing aversion toward risk assets.

Interest rates moved sharply lower during the quarter; the benchmark 30-year Treasury yield fell 65 basis points, while the 10-year yield dropped 100 basis points. By September, Federal Reserve ("Fed") Chairman Greenspan made it clear that inflation was no longer an overriding concern, but that the risk of a weakening U.S. economy due to global economic stresses was equally important. This opened the door for a policy shift at the final FOMC (Federal Open Market Committee) meeting of the quarter. On September 29th, the Fed lowered the federal funds target rate from 5.50% to 5.25%.

The Lehman Brothers Government/Corporate Bond Index, which is a high quality index comprised of 70% Treasuries, returned 4.95% for the quarter.

INVESTMENTS

The portfolio remains fully invested. On September 30, corporate and foreign bonds were approximately 84.5% of portfolio holdings, U.S. government/agency securities 13.4%, and cash and other assets 2.1%. Per share net asset value was $19.50, up from $19.16 at December 31, 1997. A dividend of $0.29 per share was declared during the third quarter.

                                                          (continued on panel 4)

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INA INVESTMENT SECURITIES, INC.
FINANCIAL SUMMARY
For the Nine Months Ended September 30 (Unaudited)
(In Thousands)
--------------------------------------------------------------------------------
                                                 1998             1997
                                                 ----             ----
Net investment income                          $4,316           $4,451
Net realized and unrealized gain                1,662            1,058
Per share:
    Net investment income                      $ 0.90           $ 0.93
    Dividends from net investment income       $ 0.91           $ 0.93
    Net asset value at end of period           $19.50           $18.97


--------------------------------------------------------------------------------
NET INVESTMENT INCOME PER SHARE
For the Nine Months Ended September 30 (Unaudited)
--------------------------------------------------------------------------------
1998               1997               1996               1995             1994
----               ----               ----               ----             ----
$0.90              $0.93              $0.96             $0.99            $1.05


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                                  (IN THOUSANDS)
                                                                  --------------
ASSETS:
Investments at market value (Cost - $88,747,607)                         $92,097
Interest receivable                                                        1,490
Investment for directors' deferred compensation plan
    (Cost - $110,473)                                                        152
Other                                                                          8
                                                                     -----------
    Total assets                                                          93,747
                                                                     -----------
LIABILITIES:
Deferred directors' fees payable                                             152
Accrued advisory fees payable                                                 42
Other accrued expenses (including $13,288 due to affiliate)                  111
                                                                     -----------
    Total liabilities                                                        305
                                                                     -----------
NET ASSETS                                                               $93,442
                                                                     ===========
NET ASSET VALUE PER SHARE
Applicable to 4,792,215 shares of $.10 par value capital
    stock outstanding (12,000,000 shares authorized)                      $19.50
                                                                     ===========

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INA INVESTMENT SECURITIES, INC.
STATEMENT OF OPERATIONS AND CHANGE IN NET ASSETS
For the Nine Months Ended September 30, 1998
(Unaudited)
--------------------------------------------------------------------------------
                                                                  (IN THOUSANDS)
                                                                  --------------
INVESTMENT INCOME:
    Interest                                                             $4,951
EXPENSES:
    Investment advisory fees                              $360
    Custodian fees                                          58
    Transfer agent fees                                     47
    Administrative services                                 44
    Shareholder reports                                     43
    Auditing and legal fees                                 32
    State taxes                                             19
    Directors' fees                                         18
    Other                                                   14              635
                                                   ------------   --------------
NET INVESTMENT INCOME                                                     4,316
NET REALIZED GAIN ON INVESTMENTS                                          1,707
UNREALIZED DEPRECIATION OF INVESTMENTS                                      (45)
                                                                  --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                5,978
DISTRIBUTIONS TO SHAREHOLDERS FROM NET
    INVESTMENT INCOME                                                    (4,361)
                                                                  --------------
NET INCREASE IN NET ASSETS                                                1,617
NET ASSETS:
    Beginning of period                                                  91,825
                                                                  --------------
    End of period (includes overdistributed net
      investment income of $80,373                                      $93,442
                                                                  ==============

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PERFORMANCE

Based on the net asset value of its underlying assets, the Company returned 2.79% for the third quarter and 6.71% for the year to date, after deducting expenses and allowing for the reinvestment of dividends. Fund performance was negatively affected by its low percentage of holdings in U.S. Treasuries. Its limited exposure (11%) in High Yield and emerging market debt also had a disproportionately negative impact. Based on the stock price of the shares listed on the New York Stock Exchange and assuming reinvestment of dividends, the Company returned 2.72% and 6.77%, respectively, for the quarter and year-to-date.

OUTLOOK

While the risk of a U.S. economic recession is significantly greater than it once was, the more probable outcome is a meaningful slowdown in the growth rate from the domestic economic momentum the U.S. has been experiencing. With the Federal Reserve entering a phase of monetary ease, and with many economies in the world actually contracting, the environment for high quality fixed income instruments should remain favorable for the foreseeable future. As a result, we remain constructive on U.S. fixed income assets and will maintain a longer than benchmark duration strategy. We will also upgrade quality where it is possible to do so without undue penalty in an illiquid market; otherwise, we generally maintain current positions in anticipation of more orderly markets in the future.

Sincerely,


/s/ Richard H. Forde

CHAIRMAN OF THE BOARD AND PRESIDENT
INA INVESTMENT SECURITIES, INC.

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INA Investment Securities, Inc. is a closed-end, diversified management investment company that invests primarily in debt securities. The investment adviser is CIGNA Investments, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.

Shareholders may elect to have dividends automatically invested in additional shares of INA Investment Securities, Inc. by participating in the Automatic Dividend Investment Plan (the "Plan"). For a brochure describing this Plan or general inquiries about your account contact State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, Massachusetts, 02266-8200, or call 1.800.426.5523.

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[CIGNA TREE LOGO GRAPHIC APPEARS HERE]

INA Investment Securities, Inc.
P.O. Box 13856                            [CIGNA TREE LOGO GRAPHIC APPEARS HERE]
Philadelphia, PA 19101


                                                 INA INVESTMENT SECURITIES, INC.

--------------------
     BULK RATE
    U.S. POSTAGE
       PAID
 SO. HACKENSACK, NJ                                    THIRD QUARTER REPORT
    PERMIT 750
--------------------

                                                         SEPTEMBER 30, 1998


                      [CIGNA TREE LEAVES GRAPHIC APPEARS IN BACKGROUND OF COVER]